UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 11, 2018

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

177 West Putnam Avenue, Greenwich CT	06830
(Address of Principal Executive Offices)	(Zip Code)

(914) 242-5700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 11, 2018, Wright Investors’ Service Holdings, Inc., a Delaware corporation (“WISH”), Khandwala Capital Management, Inc., a Connecticut corporation (“Purchaser”), and Amit S. Khandwala (“ASK”) entered into a Stock Purchase Agreement (the “Agreement”).  Pursuant to the Agreement, upon the terms and subject to the satisfaction or waiver of the conditions therein, WISH will sell, and Purchaser will purchase for cash (the “Sale”), all of the issued and outstanding stock (the “Stock”) of WISH’s wholly-owned subsidiary, The Winthrop Corporation (“Winthrop”).  The purchase price (the “Purchase Price”) for the Stock is $6.0 million. The Sale is subject to the approval of the stockholders of WISH.

The board of directors of WISH has approved the Agreement and the Sale.  The Agreement provides, among other things, a detailed description of the conditions to the completion of the Sale, termination provisions, representations and warranties and covenants made by WISH, ASK and Purchaser, indemnity provisions, and liquidated damages related to certain terminations of the Agreement.

Closing

The Closing is subject to various closing conditions, including the approval of the Sale by the stockholders of WISH, the accuracy of representations and warranties of the parties, the performance of covenants by the respective parties, the absence of certain litigation regarding the Sale, and other conditions set forth in the Agreement.  It is anticipated that the Closing will take place promptly after the date on which the WISH stockholder meeting is held if the Sale is approved at such meeting.  Management of WISH anticipates that the Closing will occur on or prior to July 31, 2018.

Representations and Warranties

The Agreement includes representations and warranties from each of WISH and Purchaser as to their respective organization and authority to execute and deliver the Agreement and the other agreements contemplated thereby, and to perform their respective covenants.  Additionally, WISH has made representations and warranties to Purchaser regarding the business and assets of Winthrop.  Purchaser has made representations and warranties to WISH regarding its ability to fund the Purchase Price.

Covenants

The Agreement also contains customary covenants and agreements as well as covenants relating to the conduct of Winthrop’s business through the Closing, reasonable actions and good faith efforts to obtain materials consents and approvals, and limitations with respect to seeking competing acquisition proposals.

Indemnification

WISH has agreed to indemnify Purchaser from damages relating to:

•	any inaccuracy in any representation or warranty made by WISH;

•	the breach of any covenant or agreement or any misrepresentation made by WISH;
•
any claim by the United States or any division or agency thereof; that WISH is liable for any income taxes; including any interest or penalties; derived or based upon Winthrop’s operations prior to the closing date; or

•	any failure of WISH to duly perform or pay any obligations of WISH.

Purchaser and ASK have agreed to jointly and severally indemnify WISH from damages relating to:

•	any inaccuracy in any representation or warranty made by Purchaser;
•	the breach of any covenant or agreement or any misrepresentation made by Purchaser;
•	any failure of Purchaser to duly perform or observe any term, provision, covenant or agreement on the part of Purchaser to be performed or observed; or
•	any failure of Purchaser to duly perform or pay any obligations of Purchaser.

If within one year of the closing date, WISH takes any actions, or announces any intention, to liquidate or dissolve WISH or states or announces any intention or plan to do so, then WISH has agreed that before liquidating or dissolving it will deposit $100,000 in escrow in order to provide funds to pay, but not in limitation thereof, any indemnification claim asserted by Purchaser under the Agreement against WISH for which there is a final determination in favor of Purchaser.

No party to the Agreement will be liable for any damages from inaccuracies or breaches of representations or warranties if the party seeking indemnification knew or should have known of such inaccuracy or breach before closing.

No party is required to indemnify any other party until the aggregate amount of such damages exceeds $10,000 in which event the indemnifying party is responsible for the aggregate amount (from dollar one) of all damages. No party is required to indemnify any other party for an aggregate amount of damages exceeding $175,000.

Termination

The Agreement may be terminated prior to closing:

•	by mutual consent of the parties;
•	by Purchaser, if the approval of the Sale by WISH stockholders is not received;
•	by WISH or Purchaser if certain requisite regulatory approval and other consents are not received;
•
by Purchaser, if WISH fails to disclose any material information about Winthrop or provides any materially inaccurate or misleading information taken as a whole which would have a material adverse effect on the business, and which was not known to ASK;

•	by Purchaser, if Purchaser is prepared to close and all conditions to Purchaser’s obligation to close have been satisfied by Purchaser and WISH fails to close on the closing date; and

•	by WISH, if WISH is prepared to close and all conditions to WISH’s obligations to close have been satisfied by WISH and Purchaser fails to close on the closing date,
•	by WISH or Purchaser, upon written notice to Purchaser and ASK that an Adverse Action has occurred (see “Non-Solicitation” below);
•	by Purchaser, if the WISH directors prior to the WISH stockholder meeting have not signed a voting agreement to vote their shares of WISH common stock for the Sale;
•
automatically if the closing has not occurred on or before July 31, 2018 solely as a result of unjustified delay on the part of WISH and not as a result of (i) a mutually agreed extension of such cut-off date between the parties or (2) a request or inquiry from a regulatory agency thereby affecting the timing of receipt of the requisite regulatory approvals.

If the Agreement is terminated by mutual consent or if consents are not received, all rights and obligations of the parties under the Agreement terminate.

Purchaser will be entitled to receive from WISH an amount equal to the lesser of (i) $50,000 or (ii) Purchaser’s reasonable attorneys’ fees and expenses incurred to the date of termination if the Agreement is terminated because;

•	the consent of WISH stockholders for the Sale is not received;
•	WISH fails to disclose material information or provides misleading information, not known to ASK, which would have a material adverse effect on the business of Winthrop;
•	WISH fails to close if Purchaser is prepared to close and all Purchaser’s obligations to close have been satisfied; or
•	WISH or Purchaser has terminated the Agreement because an Adverse Action has occurred (see “Non-Solicitation” below).

If the Agreement is terminated because Purchaser fails to close and WISH is prepared to close and all WISH’s obligations to close have been satisfied, WISH will be entitled to receive from Purchaser an amount equal to the lesser of (i) $50,000 or (ii) WISH’s reasonable attorney fees and expenses incurred to the date of termination. Any termination fees paid by or received by a party are considered liquidated damages in light of the Agreement’s termination.

Stockholder Meeting

WISH will promptly commence to prepare proxy materials to convene a valid stockholders’ meeting to consider the Sale.  The directors of WISH hold 37.89% of the shares of common stock of WISH and have agreed to vote such shares for the Sale, subject to any action a director may take pursuant to his fiduciary duties.

Non-Solicitation

Pursuant to the Agreement, neither WISH nor Winthrop may:

•
solicit any proposal or offer with respect to a merger, acquisition, consolidation or similar transaction involving, or any purchase of substantially all of the assets or capital stock of WISH or Winthrop’s subsidiaries (an “Acquisition Proposal”); or

•	engage in any negotiations or discussions concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal.

WISH is not prohibited from:

•
furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited written, bona fide proposal, to acquire WISH and/or Winthrop or substantially all of their assets pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer, stock or asset purchase agreement or other similar transaction and in respect  of which such person has the necessary funds or commitments therefore if:

o
the board of directors of WISH or Winthrop, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is necessary for the board of directors of WISH or Winthrop to comply with its fiduciary duties to stockholders under applicable law;

o
the board of directors of WISH or Winthrop, determines in good faith that such Acquisition Proposal is (x) bona fide; (y) would if accepted and consummated result in a transaction that is more favorable to WISH than the transactions contemplated by the Agreement; and (z) capable of being, and is reasonably likely to be completed without undue delay; and

o
prior to taking such action, WISH or Winthrop provides reasonable notice to Purchaser and ASK to the effect that it is taking such action (an Acquisition Proposal meeting each of the foregoing requirements is referred to as a “Superior Proposal”); or

•
publicly announcing or failing to make, withdrawing or modifying its recommendation that WISH stockholders approve the Sale or recommending, approving or proposing to recommend or approve a Superior Proposal in (any such action, an “Adverse Action”).

If WISH or Winthrop determines to take an Adverse Action, then prior to taking such Adverse Action, WISH and/or Winthrop will notify Purchaser and ASK and provide a copy of the Superior Proposal and all material terms.  Purchaser and ASK will have five (5) days after receipt of such notice to submit to the Board of Directors of WISH a counter proposal (the “Purchaser’s Counter Proposal”).  The Board of Directors of WISH and/or Winthrop will then have five business days to evaluate Purchaser’s Counter Proposal and to notify Purchaser and ASK as to whether it accepts Purchaser’s Counter Proposal.

If the Board of Directors of WISH and/or Winthrop determines in its or their reasonable judgment that Purchaser’s Counter Proposal is at least equal to the Superior Proposal, i.e. the total value or consideration to be received by the shareholders of WISH and/or Winthrop is substantially the same, then the Board of Directors of WISH will accept Purchaser’s Counter Proposal and proceed with the terms of the Agreement, as modified by Purchaser’s Counter Proposal.  However, if Purchaser and ASK elect not to submit a Purchaser’s Counter Proposal or if the Board of Directors of WISH and/or Winthrop determines in its or their reasonable judgment that Purchaser’s Counter Proposal that was submitted does not equal or exceed the Superior Proposal, then the Board of Directors of WISH and/or Winthrop will provide to Purchaser and ASK notice thereof and WISH will be free to take the Adverse Action.

Post-Closing Covenants

Pursuant to the Agreement:

•	WISH and its directors and officers cannot solicit Winthrop clients for one year;
•	WISH and its directors and officers cannot solicit Winthrop employees to work for WISH for two years;
•	the parties cooperate on tax filings; and
•	Purchaser will continue to pay rent at WISH’s headquarters until it vacates the premises.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Agreement has been attached as an exhibit hereto to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about WISH, Winthrop, ASK, or the Purchaser or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for the purposes of the Agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk among the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of WISH, Winthrop, ASK, or Purchaser or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in WISH’s public disclosures.

Item 8.01.  Other Events.

On April 11, 2018, WISH issued a press release announcing that it has signed the Agreement pursuant to which it will sell all of the issued and outstanding shares of common stock of Winthrop, to the Purchaser. A copy of the press release is furnished as Exhibit 99.1 hereto.

Important Information

This communication may be deemed solicitation material in respect of the transaction described herein.  Because the transaction requires the approval of the stockholders of WISH, WISH anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement to be used by WISH to solicit the approval of its stockholders for such transaction. YOU ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION, IF AND WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED BY WRIGHT WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH A PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can obtain free copies of any such materials (including any proxy statement) filed by WISH with the SEC, as well as other filings containing information about WISH, at the SEC’s Internet Site (http://www.sec.gov).  WISH will also provide copies of any such proxy statement and other information filed with the SEC to any stockholder, at the actual cost of reproduction, upon written request to Ira J. Sobotko, Vice President and Chief Financial Officer of WISH, at 177 West Putnam Avenue, Greenwich, Connecticut, or via telephone at (914) 242-5700.  This is not a solicitation of proxies.

Participants in Solicitation

WISH and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from WISH’s stockholders with respect to the transaction described herein.  Information regarding the officers and directors of WISH is set forth in the Amendment No. 1 to Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on Form 10-K/A on April 14, 2017, and information regarding direct or indirect interests in the transaction by any officer or director of WISH, if any, by securities holdings or otherwise, will be set forth in a definitive proxy statement to be filed by WISH with the SEC.

Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.  Forward-looking information may be identified by such forward-looking terminology as “anticipate”, “believe”, “may”, “will”, “estimate”, and similar terms of variations of such terms. Our forward looking statements, including those relating to consummation of the Sale and satisfaction of the other conditions and contingencies to the consummation of the Sale, are based on our assumptions, estimates and projections about WISH and the Winthrop business and involve significant risks and uncertainties, including: the risk that the transaction will not be consummated;  the risk that conditions and other contingencies to consummation and closing will not occur;  the risk that anticipated benefits from the Sale may not be realized or may take longer to realize than expected; the risk that estimated or anticipated costs, charges and liabilities to be incurred in connection with effecting the transaction may differ from or be greater than anticipated; and the effect of any regulatory approvals or conditions. Additional information on these and other risks, uncertainties and factors is included in WISH’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by WISH with the SEC.  If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, actual results could differ materially and consummation of the transaction may not occur. You are urged to consider all such risks and uncertainties. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. WISH assumes no obligation to, and does not plan to, update any such forward-looking statements, other than as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
2.1	Stock Purchase Agreement dated April 11, 2018 by and among Khandwala Capital Management, Inc., Amit S. Khandwala and Wright Investors’ Service Holdings, Inc.
10.1	Form of Voting Agreement
99.1	Press release dated April 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT INVESTORS’ SERVICE HOLDINGS, INC.

Date: April 11, 2018	By:	/s/ Ira J. Sobotko
Name: Ira J. Sobotko
Title: Vice President & Chief Financial Officer